BESTWAY COACH EXPRESS INC.

Bus Leases 1838 and 1848

LEASE RENEWAL AMENDMENT (TRAC)
3540873-001

THIS LEASE RENEWAL AMENDMENT dated as of June 15, 2004 (**"Amendment"**) amends Schedule No. 001 (**"Schedule"**) to the Master Lease Agreement dated as of September 22, 1997 (**"Agreement"**), such Schedule and Agreement, as the same may have been heretofore amended or otherwise modified, are hereinafter collectively referred to as the (**"Lease"**) between General Electric Capital Corporation (**"Lessor"**) and Bestway Coach Express, Inc. (**"Lessee"**). Capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

WITNESSETH

WHEREAS, the term of the Lease is scheduled to expire on November 30, 2004 (**"Primary Term Expiration Date"**); and

WHEREAS, Lessee desires to renew the Lease pursuant to the terms set forth herein; and

WHEREAS, Lessor is willing to consent to such renewal pursuant to the terms set forth herein;

NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **Renewal**. Commencing on June 15, 2004, the Lease shall be renewed for an additional period of Thirty Six (36) months (**"Renewal Term"**) on and subject to the same terms and conditions as set forth in the Lease, except as otherwise expressly provided herein:

2. **Rent**

   (d) Commencing on June 15, 2004 and on the same day of each month thereafter throughout the Renewed Term, Lessee shall pay to Lessor Seven Thousand One Hundred Forty One and 97/100 Dollar ($7,141.97) (with a skip payment every January and February throughout the term of the lease) as periodic rent (**"Periodic Rent"**) plus all applicable sales, use and other taxes thereon.

   (e) During the Renewed Term, the Stipulated Loss Value and Termination Value for any Equipment shall be equal to its Capitalized Lessors Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage set forth in Exhibit A hereto.

   (f) Lessee hereby represents and warrants that all of the representations and warranties included in the Lease are true and correct as of the date first above written.

3. **Terminal Rental Adjustment**. The following provisions shall apply at the end of the Renewal Term:

   a. Definitions of Certain Terms.

      i. **"Estimated Residual Value"** means 3.088% of the Capitalized Lessor's Cost of the Equipment as set forth on the Schedule.

      ii. **"Schedule Expiration"** means the last day of the scheduled term of the Lease as to the Equipment described in the Schedule.

b. Determination of Realized Value. The Realized Value for each unit of Equipment on the Schedule shall be determined as follows:

i. If Lessee elects to exercise its option to purchase the Equipment, the Realized Value of each unit shall be its Fair Market Value.

ii. If Lessee has not exercised its option to purchase the Equipment, Lessee shall, and Lessor may, solicit cash bids for such unit(s) on an AS IS, WHERE IS basis, provided Lessee may not bid, directly or indirectly. Such unit(s) shall be sold by Lessor to the highest bidder. In the event that a unit is not sold within thirty (30) days following Schedule Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sales price of such unit would be, that the Realized Value of such unit shall, for purposes of computing Lessee's liability as provided in paragraph (c) below, be deemed to equal zero. Upon the sale of the unit at any time after the expiration of such 30-day period, Lessor will apply the Realized Value to (i) any obligations of Lessee to Lessor not previously paid, (ii) refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such unit as required under paragraph (c), and (iii) pay to Lessee the amount determined in accordance with paragraph (d) below.

c. Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee in writing and Lessee shall, within ten (10) days of its receipt of Lessor's written notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value.

d. Lessor Liability. If the Realized Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rental payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in cash.

4. **No Implied Changes.** Except as expressly modified herein, all terms and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

LESSOR: GENERAL ELECTRIC CAPITAL CORPORATION	LESSEE: BESTWAY COACH EXPRESS INC.
By:______________________	By: [signature]
Title: Collateral Specialist	Title: President

Bestway Coach 4083064, 3540873 & 3540874/Jcr

EXHIBIT A
TO
LEASE RENEWAL AMENDMENT
DATED AS OF June 15 2004

STIPULATED LOSS VALUE TABLES

RENTAL PAYMENT NUMBER	S/L/V PERCENTAGE *
1	34.8502
2	33.9329
3	33.0152
4	32.0926
5	31.1672
6	30.2389
7	29.3058
8	28.3698
9	28.4859
10	28.6022
11	27.6637
12	26.7229
13	25.7798
14	24.8342
15	23.8863
16	22.9334
17	21.9781
18	21.0204
19	20.0578
20	19.0927
21	19.1800
22	19.2675
23	18.3002
24	17.3305
25	16.3583
26	15.3836
27	14.4065
28	13.4243
29	12.4396
30	11.4524
31	10.4602
32	9.4655
33	9.5231
34	9.5808
35	6.4560
36	3.0880

3540873-001

INITIALED: ________ INITIALED: ________

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to its Capitalized Lessor's Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage derived from the above tables.

LEASE RENEWAL AMENDMENT (TRAC)
3540873-001

THIS LEASE RENEWAL AMENDMENT dated as of June 15, 2004 ("**Amendment**") amends Schedule No. 001 ("**Schedule**") to the Master Lease Agreement dated as of September 22, 1997 ("**Agreement**"), such Schedule and Agreement, as the same may have been heretofore amended or otherwise modified, are hereinafter collectively referred to as the ("**Lease**") between General Electric Capital Corporation ("**Lessor**") and Bestway Coach Express, Inc. ("**Lessee**"). Capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

WITNESSETH

WHEREAS, the term of the Lease is scheduled to expire on November 30, 2004 ("**Primary Term Expiration Date**"); and

WHEREAS, Lessee desires to renew the Lease pursuant to the terms set forth herein; and

WHEREAS, Lessor is willing to consent to such renewal pursuant to the terms set forth herein;

NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **Renewal.** Commencing on June 15, 2004, the Lease shall be renewed for an additional period of Thirty Six (36) months ("**Renewal Term**") on and subject to the same terms and conditions as set forth in the Lease, except as otherwise expressly provided herein:

2. **Rent**

   (d) Commencing on June 15, 2004 and on the same day of each month thereafter throughout the Renewed Term, Lessee shall pay to Lessor Seven Thousand One Hundred Forty One and 97/100 Dollar ($7,141.97) (with a skip payment every January and February throughout the term of the lease) as periodic rent ("**Periodic Rent**") plus all applicable sales, use and other taxes thereon.

   (e) During the Renewed Term, the Stipulated Loss Value and Termination Value for any Equipment shall be equal to its Capitalized Lessors Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage set forth in Exhibit A hereto.

   (f) Lessee hereby represents and warrants that all of the representations and warranties included in the Lease are true and correct as of the date first above written.

3. **Terminal Rental Adjustment.** The following provisions shall apply at the end of the Renewal Term:

   a. Definitions of Certain Terms.

      i. **"Estimated Residual Value"** means 3.088% of the Capitalized Lessor's Cost of the Equipment as set forth on the Schedule.

      ii. **"Schedule Expiration"** means the last day of the scheduled term of the Lease as to the Equipment described in the Schedule.

b. Determination of Realized Value. The Realized Value for each unit of Equipment on the Schedule shall be determined as follows:

i. If Lessee elects to exercise its option to purchase the Equipment, the Realized Value of each unit shall be its Fair Market Value.

ii. If Lessee has not exercised its option to purchase the Equipment, Lessee shall, and Lessor may, solicit cash bids for such unit(s) on an AS IS, WHERE IS basis, provided Lessee may not bid, directly or indirectly. Such unit(s) shall be sold by Lessor to the highest bidder. In the event that a unit is not sold within thirty (30) days following Schedule Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sales price of such unit would be, that the Realized Value of such unit shall, for purposes of computing Lessee's liability as provided in paragraph (c) below, be deemed to equal zero. Upon the sale of the unit at any time after the expiration of such 30-day period, Lessor will apply the Realized Value to (i) any obligations of Lessee to Lessor not previously paid, (ii) refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such unit as required under paragraph (c), and (iii) pay to Lessee the amount determined in accordance with paragraph (d) below.

c. Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee in writing and Lessee shall, within ten (10) days of its receipt of Lessor's written notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value.

d. Lessor Liability. If the Realized Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rental payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in cash.

4. **No Implied Changes.** Except as expressly modified herein, all terms and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

LESSOR:	LESSEE:
GENERAL ELECTRIC CAPITAL CORPORATION	BESTWAY COACH EXPRESS INC.
By:__________	By: [signature]
Title: Collateral Specialist	Title: President

Bestway Coach 4083064, 3540873 & 3540874/Jcr

EXHIBIT A
TO
LEASE RENEWAL AMENDMENT
DATED AS OF June 15 2004

STIPULATED LOSS VALUE TABLES

RENTAL PAYMENT NUMBER	S/L/V PERCENTAGE *
1	34.8502
2	33.9329
3	33.0152
4	32.0926
5	31.1672
6	30.2389
7	29.3058
8	28.3698
9	28.4859
10	28.6022
11	27.6637
12	26.7229
13	25.7798
14	24.8342
15	23.8863
16	22.9334
17	21.9781
18	21.0204
19	20.0578
20	19.0927
21	19.1800
22	19.2675
23	18.3002
24	17.3305
25	16.3583
26	15.3836
27	14.4065
28	13.4243
29	12.4396
30	11.4524
31	10.4602
32	9.4655
33	9.5231
34	9.5808
35	6.4560
36	3.0880

3540873-001

INITIALED: AJC   INITIALED: AJC

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to its Capitalized Lessor's Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage derived from the above tables.